UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2008

Cortland Bancorp
(Exact name of registrant as specified in its charter)

Ohio	000-13814	34-1451118
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio	44410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

[not applicable]
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.

Amended Salary Continuation Agreements. On December 9, 2008, the Board of Directors of The Cortland Savings and Banking Company (the “Bank”), a wholly owned subsidiary of Cortland Bancorp (“Cortland”), approved and adopted the amended salary continuation agreements proposed for Lawrence A. Fantauzzi, President and Chief Executive Officer of Cortland and the Bank, James M. Gasior, Senior Vice President, Chief Financial Officer, and Secretary of Cortland and the Bank, Stephen A. Telego, Sr., Senior Vice President and Director of Human Resources and Corporate Administration of the Bank, and four other executives. The amended salary continuation agreements amend and restate these executives’ previous salary continuation agreements in their entirety.

The salary continuation agreements were amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “IRC”), including the final regulations issued by the Internal Revenue Service. IRC Section 409A governs the deferral of compensation by a director, officer, or employee who has a legally binding right to compensation that is payable in a future year. IRC Section 409A imposes new requirements with respect to deferral elections, payment events, and payment elections.

As part of the revisions to comply with IRC Section 409A, the amended salary continuation agreements provide that the normal retirement benefit is automatically payable at the normal retirement age of 65, even if separation from service does not occur at age 65. In addition, Messrs. Fantauzzi and Gasior’s amended salary continuation agreements provide a single trigger change-in-control benefit payable upon the occurrence of a change in control, regardless of whether employment termination occurs. Previously, Messrs. Fantauzzi and Gasior’s salary continuation agreements required a termination of employment following a change in control for change-in-control benefits to be payable. The revised change-in-control design for Messrs. Fantauzzi and Gasior under these two officers’ salary continuation agreements was implemented to avoid the six-month delay imposed by IRC Section 409A if benefits are payable on account of a separation from service. IRC imposes a six-month payment delay on termination benefits payable to a so-called specified employee, meaning an executive of a publicly traded company whose annual compensation is $150,000 or more (the $150,000 figure is annually adjusted for inflation by the Internal Revenue Service).

The Bank previously purchased insurance on the lives of the executives who are parties to the amended salary continuation agreements and entered into split dollar agreements with them, promising to share a portion of the life insurance death benefits with the executives’ designated beneficiaries if the executive died while working for the Bank. The Bank purchased the split dollar life insurance policies as informal financing for the Bank’s payment obligations under the salary continuation agreements. Because (i) the 2008 amended salary continuation agreements provide that the normal retirement benefit is payable at the time the executive attains age 65 and (ii) the intent of the split dollar agreements was to provide a split dollar life insurance benefit for death occurring before the salary continuation agreement obligation was fully accrued, the Bank also entered into amended split dollar agreements with the seven executives specifying that the split dollar life insurance benefit expires when the nonqualified deferred compensation obligation is fully accrued at age 65, even if the executive is still working for the Bank.

Severance Agreements. On December 9, 2008, The Board of Directors of Cortland and the Bank also approved and adopted the revised severance agreements proposed for Messrs. Fantauzzi, Gasior, Telego, and four other executives. Again, the principal reason for replacement of the existing severance agreements was to ensure compliance with the requirements of IRC Section 409A. Accordingly, various provisions in the severance agreements were revised to be consistent with IRC Section 409A. Cortland and the Bank also entered into a new severance agreement with Craig M. Phython, the Bank’s Senior Vice President, Chief Investment Officer, and Treasurer. Like the other executives with severance agreements, Mr. Phython’s severance agreement provides a single-trigger change-in-control benefit equal to one times his annual compensation payable upon the occurrence of a change in control.

The summary of the compensatory agreements described above is qualified in its entirety by reference to the form of agreements attached hereto as Exhibits 10.17 through 10.32 and incorporated herein by reference. Reference is made to the copies included as Exhibits 10.17 through 10.32 for the complete terms of the agreements.

Item 9.01(d) Exhibits

*Exhibit 10.17 Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney, dated as of December 3, 2008

*Exhibit 10.18 Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Lawrence A. Fantauzzi, dated as of December 3, 2008

*Exhibit 10.19 Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior, dated as of December 3, 2008

*Exhibit 10.20 Second Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Marlene Lenio, dated as of December 3, 2008

*Exhibit 10.21 Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Craig Phythyon, dated as of December 3, 2008

*Exhibit 10.22 Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Stephen A. Telego, Sr., dated as of December 3, 2008

*Exhibit 10.23 Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Danny L. White, dated as of December 3, 2008

*Exhibit 10.24 Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Timothy Carney, dated as of December 3, 2008

*Exhibit 10.25 Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Lawrence A. Fantauzzi, dated as of December 3, 2008

*Exhibit 10.26 Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and James M. Gasior, dated as of December 3, 2008

*Exhibit 10.27 Second Amended Split Dollar Agreement between The Cortland Savings and Banking Company and Marlene Lenio, dated as of December 3, 2008

*Exhibit 10.28 Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Craig Phythyon, dated as of December 3, 2008

*Exhibit 10.29 Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Stephen A. Telego, Sr., dated as of December 3, 2008

*Exhibit 10.30 Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Danny L. White, dated as of December 3, 2008

*Exhibit 10.31 Severance Agreement entered into by Cortland Bancorp and The Cortland Savings and Banking Company in December 3, 2008, with each of Timothy Carney, Lawrence A. Fantauzzi, James M. Gasior, and Stephen A. Telego, Sr.

*Exhibit 10.32 Severance Agreement entered into by Cortland Bancorp and The Cortland Savings and Banking Company in December 3, 2008, with each of Marlene Lenio, Craig M. Phython, Barbara Sandrock, and Danny L. White

*Management contract or compensatory plan or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cortland Bancorp

Date: 12, 2008

/s/ Lawrence A. Fantauzzi
Lawrence A. Fantauzzi
President and Chief Executive Officer

Cortland Bancorp

CURRENT REPORT ON FORM 8-K

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit

*Exhibit 10.17	Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Timothy Carney, dated as of December 3, 2008

*Exhibit 10.18	Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Lawrence A. Fantauzzi, dated as of December 3, 2008

*Exhibit 10.19	Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and James M. Gasior, dated as of December 3, 2008

*Exhibit 10.20	Second Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Marlene Lenio, dated as of December 3, 2008

*Exhibit 10.21	Amended Salary Continuation Agreement between The Cortland Savings and Banking Company and Craig Phythyon, dated as of December 3, 2008

*Exhibit 10.22	Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Stephen A. Telego, Sr., dated as of December 3, 2008

*Exhibit 10.23	Third Amended and Restated Salary Continuation Agreement between The Cortland Savings and Banking Company and Danny L. White, dated as of December 3, 2008

*Exhibit 10.24	Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Timothy Carney, dated as of December 3, 2008

*Exhibit 10.25	Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Lawrence A. Fantauzzi, dated as of December 3, 2008

*Exhibit 10.26	Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and James M. Gasior, dated as of December 3, 2008

*Exhibit 10.27	Second Amended Split Dollar Agreement between The Cortland Savings and Banking Company and Marlene Lenio, dated as of December 3, 2008

*Exhibit 10.28	Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Craig Phythyon, dated as of December 3, 2008

*Exhibit 10.29	Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Stephen A. Telego, Sr., dated as of December 3, 2008

*Exhibit 10.30	Third Amended Split Dollar Agreement and Endorsement between The Cortland Savings and Banking Company and Danny L. White, dated as of December 3, 2008

*Exhibit 10.31	Severance Agreement entered into by Cortland Bancorp and The Cortland Savings and Banking Company in December 3, 2008, with each of Timothy Carney, Lawrence A. Fantauzzi, James M. Gasior, and Stephen A. Telego, Sr.

*Exhibit 10.32	Severance Agreement entered into by Cortland Bancorp and The Cortland Savings and Banking Company in December 3, 2008, with each of Marlene Lenio, Craig M. Phython, Barbara Sandrock, and Danny L. White

*Management contract or compensatory plan or arrangement